Exhibit 99 (p)  (Item 27(p)) – Powers of Attorney
POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_______________   _____/s/ Timothy W. Brown________________________
Timothy W. Brown
President and Chief Executive Officer

Notary

Commonwealth of Pennsylvania
County of Chester

On the 7th day of February in the year 2023, before me, the undersigned, personally appeared Timothy W. Brown, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Lori L. DeMarco Notary Public (Seal)	/s/ Lori L. DeMarco___________ Notary Public, Commonwealth of Pennsylvania No. 1173703________________ Qualified in Chester County Commission Expires 02/12/2024_

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 8th day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

____________ _______/s/ David P. Wiland______________________
David P. Wiland
Executive Vice President and Chief Financial Officer

Notary

Commonwealth of Pennsylvania
County of Chester

On the 8th day of February in the year of 2023, before me, the undersigned, personally appeared David P. Wiland, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Lori L. DeMarco Notary Public (Seal)	/s/ Lori L. DeMarco___________ Notary Public, Commonwealth of Pennsylvania No. 1173703________________ Qualified in Chester County Commission Expires 02/12/2024_

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 8th day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

______________ _____/s/ Gregory S. Smith, Jr.______________________
Gregory S. Smith, Jr.
Senior Vice President and Chief Accounting Officer

Notary

Commonwealth of Pennsylvania
County of Chester

On the 8th day of February in the year of 2023, before me, the undersigned, personally appeared Gregory S. Smith, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Lori L. DeMarco Notary Public (Seal)	/s/ Lori L. DeMarco___________ Notary Public, Commonwealth of Pennsylvania No. 1173703________________ Qualified in Chester County Commission Expires 02/12/2024_

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 23 day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

___________________/s/ Peter C Aberg______________________
Peter C. Aberg
Director

Notary

State of New York
County of New York

On the 23 day of February in the year of 2023, before me, the undersigned, personally appeared Peter C. Aberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Sachin S. Shah Notary Public (Seal)	/s/ Sachin Shah_______________ Notary Public, State of New York No. 01SH6442994____________ Qualified in New York County Commission Expires 10/24/2026________

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 6th day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_______________ ____/s/ Daniel G. Kilpatrick______________________
Daniel G. Kilpatrick
Director

Notary

State of New York
Qualified in Kings County

On the 6th day of February in the year of 2023, before me, the undersigned, personally appeared Daniel G. Kilpatrick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Sara E. Veysey__________ Notary Public (Seal)	/s/ Sara E. Veysey______________ Notary Public, State of New York No. 01VE6445824_____________ Qualified in Kings County Commission Expires 01/03/2027____________

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 23 day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

__________ __________/s/ Brenna Haysom Romando_______________________
Brenna Haysom Romando
Director

Notary

State of New York
County of New York

On the 23 day of February in the year of 2023, before me, the undersigned, personally appeared Brenna Haysom Romando, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Sachin S. Shah ____________ Notary Public (Seal)	s/ Sachin Shah ______________ Notary Public, State of New York No. 01SH6442994____________ Qualified in New York County Commission Expires 10/24/2026____________

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 30th day of January, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

______________________/s/ Nedim Sadaka______________________
Nedim (Ned) Sadaka
Director

Notary

State of New York
County of New York

On the 30th day of January in the year of 2023, before me, the undersigned, personally appeared Nedim (Ned) Sadaka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Leslie Morales Notary Public (Seal)	/s/ Leslie Morales Notary Public, State of Florida No. HH156460 Qualified in Miami-Dade County Commission Expires 10/17/25 ____________

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 23 day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

___________ ________/s/ Howard L. Shecter______________________
Howard L. Shecter
Director

Notary

State of New York
County of New York

On the 23 day of February in the year of 2023, before me, the undersigned, personally appeared Howard L. Shecter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Sachin S. Shah________ Notary Public (Seal)	/s/ Sachin Shah_______________ Notary Public, State of New York No. 01SH6442994____________ Qualified in New York County Commission Expires 10/24/2026____________

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 21st day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_____________ ______/s/ Vishal N. Sheth______________________
Vishal N. Sheth
Director

Notary

State of New York
County of New York

On the 21st day of February in the year of 2023, before me, the undersigned, personally appeared Vishal N. Sheth, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Pamela G. Bejsovec Notary Public (Seal)	/s/ Pamela G. Bejsovec Notary Public, State of New York No. 01BE6249380 Qualified in New York County Commission Expires October 3, 2023____________

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Ron J. Tanner

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 14 day of February, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

____________                __/s/ Jasjit Singh______________________
Jasjit Singh
Director

Notary

State of New York
County of New York

On the 14 day of February in the year of 2023, before me, the undersigned, personally appeared Jasjit Singh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Gina Kim______________ Notary Public (Seal)	/s/ Gina Kim ________________ Notary Public, State of New York No. 01K16398677____________ Qualified in New York County Commission Expires 10/07/2023____________